UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant □

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☑ Soliciting Material under Sec. 240.14a-12

Plantronics, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

March 28, 2022

XXXX,

At Poly, we put a lot of emphasis on maintaining transparent, rewarding and long-lasting relationships, and in that spirit we want to share an exciting development with you directly.

It is my pleasure to announce that we have entered into a definitive agreement under which Poly will be acquired by HP. This transaction brings together two technology pioneers to create a global leader in enterprise-grade technology that will allow people to connect and collaborate with each other anywhere and everywhere.

We share the same vision with the senior leaders at HP when it comes to transforming the future of work, and Poly’s product roadmap is a key component to make it a reality. As such, our ODM relationships are more important than ever and our product roadmap and demand lifecycle remain unchanged as we embark on a new strategic portfolio of offerings.

With that said, as big as this change is, right now we are conducting business as usual: your points of contact at Poly will not change, our products and product roadmap remain fully intact, Poly will continue to fully meet all of its obligations directly, and you will continue to receive the same excellent services form us.

The completion of the transaction is subject to customary closing conditions, including obtaining required regulatory approvals and the approval of Poly's stockholders, and is expected to occur by the end of calendar 2022. Until then, Poly and HP will continue to operate as two separate and independent companies. As always, Poly remains committed to delivering at the highest level of service.

We’ve included the press release here for reference. If you have any questions, please feel free to contact XXXX.

Thank you for your support as we embark on this exciting journey.

Best Regards,

XXXX
[TITLE]

Important Information and Where to Find It
Poly
345 Encinal Street
Santa Cruz, California 95060
Attention: Investor Relations
+1-831-420-3002
IR@Poly.com

HP
1501 Page Mill Road
Palo Alto, CA 94304
Attention: Investor Relations
investorrelations@hp.com

Additional Information and Where to Find It

Poly, its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with the proposed acquisition of Poly (the “Transaction”). Poly plans to file a proxy statement (the “Transaction Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies to approve the Transaction. Robert C. Hagerty, Marv Tseu, Kathy Crusco, Brian Dexheimer, Greggory Hammann, Guido Jouret, Talvis Love, Marshall Mohr, Daniel Moloney, Dave Shull and Yael Zheng, all of whom are members of Poly’s Board of Directors, and Chuck Boynton who is Poly’s chief financial officer, are participants in Poly’s solicitation. None of such participants owns individually in excess of 1% of Poly’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Transaction Proxy Statement and other relevant documents to be filed with the SEC in connection with the Transaction. Information relating to the foregoing can also be found in Poly’s definitive proxy statement for its 2021 Annual Meeting of Stockholders (the “2021 Proxy Statement”), which was filed with the SEC on June 14, 2021. To the extent that holdings of Poly’s securities have changed since the amounts printed in the 2021 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Promptly after filing the definitive Transaction Proxy Statement with the SEC, Poly will mail the definitive Transaction Proxy Statement and a WHITE proxy card to each stockholder entitled to vote at the special meeting to consider the Transaction. STOCKHOLDERS ARE URGED TO READ THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT POLY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Poly with the SEC in connection with the Transaction at the SEC’s website (http://www.sec.gov). Copies of Poly’s definitive Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Poly with the SEC in connection with the Transaction will also be available, free of charge, at Poly’s investor relations website (https://investor.poly.com) or by contacting Poly’s Investor Relations at IR@poly.com.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including statements regarding: the Transaction, including the expected timing of the closing of the Transaction; the anticipated benefits of the Transaction and other considerations taken into account by Poly’s Board of Directors in approving the Transaction; and expectations for Poly prior to and following the closing of the Transaction. If any of these risks or uncertainties materialize, or if any of Poly’s assumptions prove incorrect, Poly’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Additional risks and uncertainties include those associated with: the possibility that the conditions to the closing of the Transaction are not satisfied on a timely basis or at all, including the risk that the required approval from Poly’s stockholders for the Transaction or required regulatory approvals to consummate the Transaction are not obtained; potential litigation relating to the Transaction; uncertainties as to the timing of the consummation of the Transaction; the ability of each party to consummate the Transaction; the occurrence of any event, change or other circumstances that could give rise to the right to terminate the Transaction; possible disruption related to the Transaction to Poly’s current plans and operations, including through the loss of employees, customers and business partners; economic, market, business or geopolitical conditions (including resulting from the COVID-19 pandemic, supply chain disruptions, or the military conflict in Ukraine and related sanctions against Russia and Belarus) or competition, or changes in such conditions, negatively affecting Poly’s business, operations and financial performance;  the failure to realize anticipated benefits of the Transaction when expected or at all; and other risks and uncertainties detailed in the periodic reports that Poly files with the SEC, including Poly’s Annual Report on Form 10-K filed with the SEC on May 18, 2021, and Quarterly Reports on Form 10-Q filed with the SEC on July 30, 2021, October 28, 2021 and February 8, 2022, each of which may be obtained on the investor relations section of Poly’s website (https://investor.poly.com). All forward-looking statements in this communication are based on information available to Poly as of the date of this communication, and Poly does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.